Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Fourth Quarter and Year End 2014 Results
SAN JOSE, Calif.-January 29, 2015-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its preliminary and unaudited results for the fourth quarter and fiscal year ended December 31, 2014.
Net revenue for the fourth quarter of 2014 was $107.9 million, compared with $108.1 million for the third quarter of 2014 and $120.2 million for the fourth quarter of 2013. For the full year 2014, net revenue was $433.6 million, compared with $461.9 million for 2013.
Bookings for the fourth quarter of 2014 were $121.1 million, compared with $97.8 million for the third quarter of 2014 and $113.3 million for the fourth quarter of 2013.
Total backlog and deferred revenue was $128.7 million as of December 31, 2014, compared to $116.6 million as of September 26, 2014.
The GAAP net loss from continuing operations for the fourth quarter of 2014 was $(4.9) million, or $(0.06) per diluted share, compared with GAAP net income from continuing operations for the third quarter of 2014 of $1.1 million, or $0.01 per diluted share, and GAAP net loss from continuing operations for the fourth quarter of 2013 of $(2.2) million, or $(0.02) per diluted share. For the full year 2014, GAAP net loss from continuing operations was $(46.2) million, or $(0.50) per share, compared to a GAAP net income from continuing operations of $21.6 million, or $0.20 per diluted share, for 2013.
Non-GAAP net income from continuing operations for the fourth quarter of 2014 was $5.3 million, or $0.06 per diluted share, compared with non-GAAP net income from continuing operations for the third quarter of 2014 of $5.1 million, or $0.06 per diluted share, and non-GAAP net income from continuing operations for the fourth quarter of 2013 of $8.3 million, or $0.08 per diluted share. For the full year 2014, non-GAAP net income from continuing operations was $15.1 million, or $0.16 per diluted share, compared with $18.3 million, or $0.17 per diluted share, for 2013. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” provided below.
GAAP gross margin was 52.6% and GAAP operating margin was (2.0)% for the fourth quarter of 2014, compared with 49.4% and (3.3)%, respectively, for the third quarter of 2014, and 49.6% and (0.8)%, respectively, for the fourth quarter of 2013.
Non-GAAP gross margin was 54.1% and non-GAAP operating margin was 6.2% for the fourth quarter of 2014, compared with 53.6% and 6.2%, respectively, for the third quarter of 2014, and 54.3% and 8.9%, respectively, for the fourth quarter of 2013. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” provided below.
Total cash, cash equivalents and short-term investments were $104.9 million at the end of the fourth quarter of 2014, up $7.7 million from $97.2 million as of the end of the prior quarter. In the fourth quarter of 2014, the Company generated approximately $19.8 million of cash from operations, and used approximately $6.7 million to repurchase approximately 1.0 million shares of common stock under its share repurchase program.
“We were pleased to see year-over-year growth in fourth quarter orders and backlog, driven by stronger video product demand from our Service Provider customers,” said Patrick Harshman, President and Chief Executive Officer.  “While continuing soft macro-economic conditions within several EMEA geographies limit our visibility, we enter the year with positive momentum, a strong competitive position and accelerating strategic progress on our transformational product initiatives.  This was evidenced by our sequential and full year gross margin expansion, new VOS wins with tier 1 customers and our first DOCSIS CMTS orders.  Pairing this progress with our purchase of 14% of Harmonic’s stock throughout the year, and our ongoing careful management of expenses, we remain positioned and committed to delivering strong earnings growth in 2015.”

Business Outlook
For the first quarter of 2015, Harmonic anticipates:

•	Net revenue in the range of $100 million to $110 million

•	GAAP gross margins in the range of 51.5% to 52.5%

•	GAAP operating expenses in the range of $57.0 million to $58.0 million

•	Non-GAAP gross margins in the range of 52.5% to 53.5%

•	Non-GAAP operating expenses in the range of $50.5 million to $51.5 million
See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” provided below.
Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Thursday, January 29, 2015. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.847.619.6547 or +1.888.895.5271 (passcode# 38791834). A replay of the conference call will be available after 4:30 p.m. Pacific at the same website address or by calling +1.630.652.3042 or +1.888.843.7419 (passcode 38791834#).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. The Company's production-ready innovation enables content and service providers to efficiently create, prepare, and deliver differentiated services for television and new media video platforms. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the fourth quarter and fiscal year ended December 31, 2014; our expectations concerning quarter-on-quarter and year-on-year growth; and net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the first quarter of 2015. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility, in no particular order, that: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions, including the strength of the dollar relative to other currencies, on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; dependence on market acceptance of several broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that its expenses exceed our plans; and the risk that our share repurchase program will not continue to result in material purchases of our common stock. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2013, our recent Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margin, operating expenses, income (loss) from operations and net income (loss) (including those amounts as a percentage of revenue), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are restructuring and related charges and non-cash items, such as stock-based compensation expense, amortization of intangibles, 2013 proxy contest-related expenses, and adjustments that normalize the tax rate. With respect to our expectations under “Business Outlook” above, reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant impact on our GAAP financial results.
CONTACTS:

Carolyn V. Aver	Blair King
Chief Financial Officer	Investor Relations
Harmonic Inc.	+1.408.490.6172
+1.408.542.2500

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31, 2014	December 31, 2013
	(In thousands, except par value amounts)
ASSETS
Current assets:
Cash and cash equivalents	$73,032	$90,329
Short-term investments	31,847	80,252
Accounts receivable	74,144	75,052
Inventories	32,747	36,926
Deferred income taxes	3,375	24,650
Prepaid expenses and other current assets	17,539	21,521
Total current assets	232,684	328,730
Property and equipment, net	27,221	34,945
Goodwill, intangibles and other assets	220,613	242,409
Total assets	$480,518	$606,084
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,318	$22,380
Income taxes payable	893	331
Deferred revenues	38,601	27,020
Accrued liabilities	35,118	35,349
Total current liabilities	89,930	85,080
Income taxes payable, long-term	4,969	15,165
Deferred income taxes, long-term	3,095	—
Other non-current liabilities	10,711	11,673
Total liabilities	108,705	111,918
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 87,700 and 99,413 shares issued and outstanding at December 31, 2014 and 2013, respectively	88	99
Capital in excess of par value	2,261,952	2,336,275
Accumulated deficit	(1,888,247)	(1,841,999)
Accumulated other comprehensive loss	(1,980)	(209)
Total stockholders’ equity	371,813	494,166
Total liabilities and stockholders’ equity	$480,518	$606,084

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended		Year ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
	(In thousands, except per share amounts)
Net revenue	$107,875	$120,222	$433,557	$461,940
Cost of revenue	51,084	60,626	221,209	241,495
Gross profit	56,791	59,596	212,348	220,445
Operating expenses:
Research and development	22,885	24,307	93,061	99,938
Selling, general and administrative	32,682	33,794	131,322	134,014
Amortization of intangibles	1,446	1,997	6,775	8,096
Restructuring and asset impairment charges	1,940	496	2,761	1,421
Total operating expenses	58,953	60,594	233,919	243,469
Loss from operations	(2,162)	(998)	(21,571)	(23,024)
Interest and other income (expense), net	(39)	(199)	(224)	(128)
Loss from continuing operations before income taxes	(2,201)	(1,197)	(21,795)	(23,152)
Provision for (benefit from) income taxes	2,653	982	24,453	(44,741)
Income (loss) from continuing operations	(4,854)	(2,179)	(46,248)	21,589
Income (loss) from discontinued operations, net of taxes (including gain on disposal of $14,663, net of taxes, for the year ended December 31, 2013)	—	(181)	—	15,438
Net income (loss)	$(4,854)	$(2,360)	$(46,248)	$37,027
Basic net income (loss) per share from:
Continuing operations	$(0.06)	$(0.02)	$(0.50)	$0.20
Discontinued operations	$—	$—	$—	$0.14
Net income (loss)	$(0.06)	$(0.02)	$(0.50)	$0.35
Diluted net income (loss) per share from:
Continuing operations	$(0.06)	$(0.02)	$(0.50)	$0.20
Discontinued operations	$—	$—	$—	$0.14
Net income (loss)	$(0.06)	$(0.02)	$(0.50)	$0.34
Shares used in per share calculations:
Basic	88,012	100,372	92,508	106,529
Diluted	88,012	100,372	92,508	107,808

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Year ended
	December 31, 2014	December 31, 2013
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$(46,248)	$37,027
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of intangibles	20,520	27,329
Depreciation	16,459	16,641
Stock-based compensation	17,287	16,089
Gain on sale of discontinued operations, net of tax	—	(14,663)
Restructuring, asset impairment and loss on retirement of fixed assets	1,622	244
Deferred income taxes	32,163	(8,537)
Provision for doubtful accounts and sales returns	1,943	960
Provision for excess and obsolete inventories	2,569	3,475
Excess tax benefits from stock-based compensation	(15)	(141)
Other non-cash adjustments, net	1,108	2,098
Changes in assets and liabilities:
Accounts receivable	(1,035)	9,908
Inventories	1,610	13,290
Prepaid expenses and other assets	(3,332)	1,807
Accounts payable	56	(3,363)
Deferred revenues	11,162	(1,922)
Income taxes payable	(7,094)	(40,546)
Accrued and other liabilities	(1,406)	(5,937)
Net cash provided by operating activities	47,369	53,759
Cash flows from investing activities:
Purchases of investments	(26,599)	(78,764)
Proceeds from sales and maturities of investments	73,856	100,924
Purchases of property and equipment	(10,065)	(14,581)
Proceeds from sale of discontinued operations, net of selling costs	—	43,515
Purchases of long-term investments	(9,393)	—
Net cash provided by (used in) investing activities	27,799	51,094
Cash flows from financing activities:
Proceeds from issuance of common stock, net	1,106	5,186
Payments for repurchases of common stock	(93,128)	(116,529)
Excess tax benefits from stock-based compensation	15	141
Net cash used in financing activities	(92,007)	(111,202)
Effect of exchange rate changes on cash and cash equivalents	(458)	8
Net (decrease) increase in cash and cash equivalents	(17,297)	(6,341)
Cash and cash equivalents at beginning of period	90,329	96,670
Cash and cash equivalents at end of period	$73,032	$90,329

Harmonic Inc.
Revenue Information
(Unaudited)

	Three months ended				Year ended
	December 31, 2014		December 31, 2013*		December 31, 2014		December 31, 2013*

			(In thousands, except percentages)

Product
Video Products(1)	$65,975	61%	$80,561	67%	$247,857	57%	$307,466	67%
Cable Edge	17,840	17%	18,072	15%	95,329	22%	69,132	15%
Services and Support	24,060	22%	21,589	18%	90,371	21%	85,342	18%
Total	$107,875	100%	$120,222	100%	$433,557	100%	$461,940	100%

Geography
Americas (2)	$60,890	56%	$58,754	49%	$245,849	57%	$237,799	51%
EMEA	26,509	25%	35,860	30%	109,645	25%	140,929	31%
APAC	20,476	19%	25,608	21%	78,063	18%	83,212	18%
Total	$107,875	100%	$120,222	100%	$433,557	100%	$461,940	100%

Market
Service Provider (3)	$72,844	68%	$69,620	58%	$286,899	66%	$275,197	60%
Broadcast and Media	35,031	32%	50,602	42%	146,658	34%	186,743	40%
Total	$107,875	100%	$120,222	100%	$433,557	100%	$461,940	100%

(1) Video Products now includes Video Processing and Production and Playout.
(2) Americas now include U.S., Canada and Latin America.
(3) Service Provider now includes Cable and Satellite and Telco.
* NOTE: The prior period information has been reclassified to conform to the current period presentation.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three months ended
	December 31, 2014
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income (loss)
GAAP from continuing operations	$56,791	$58,953	$(2,162)	$(4,854)
Stock-based compensation in cost of revenue	608	—	608	608
Stock-based compensation in research and development	—	(1,255)	1,255	1,255
Stock-based compensation in selling, general and administrative	—	(2,704)	2,704	2,704
Amortization of intangibles	696	(1,446)	2,142	2,142
Restructuring and asset impairment charges	220	(1,941)	2,161	2,161
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	1,251
Non-GAAP from continuing operations	$58,315	$51,607	$6,708	$5,267
As a % of revenue (GAAP)	52.6%	54.6%	(2.0)%	(4.5)%
As a % of revenue (Non-GAAP)	54.1%	47.8%	6.2%	4.9%
Diluted income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.06)
Diluted net income per share from continuing operations-Non-GAAP				$0.06
Shares used to compute diluted income (loss) per share from continuing operations:
GAAP				88,012
Non-GAAP				89,342

	Three months ended
	September 26, 2014
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income
GAAP from continuing operations	$53,428	$56,966	$(3,538)	$1,078
Stock-based compensation in cost of revenue	612	—	612	612
Stock-based compensation in research and development	—	(1,219)	1,219	1,219
Stock-based compensation in selling, general and administrative	—	(2,521)	2,521	2,521
Amortization of intangibles	3,851	(1,661)	5,512	5,512
Restructuring and related charges	15	(388)	403	403
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(6,198)
Non-GAAP from continuing operations	$57,906	$51,177	$6,729	$5,147
As a % of revenue (GAAP)	49.4%	52.7%	(3.3)%	1.0%
As a % of revenue (non-GAAP)	53.6%	47.4%	6.2%	4.8%

Diluted income per share from continuing operations:
Diluted net income per share from continuing operations-GAAP				$0.01
Diluted net income per share from continuing operations-Non-GAAP				$0.06
Shares used to compute diluted income per share from continuing operations:
GAAP				91,800
Non-GAAP				91,800

	Three months ended
	December 31, 2013
	Gross Profit	Total Operating Expense	Income (loss) from Operations	Net Income (Loss)
GAAP from continuing operations	$59,596	$60,594	$(998)	$(2,179)
Stock-based compensation in cost of revenue	574	—	574	574
Stock-based compensation in research and development	—	(1,031)	1,031	1,031
Stock-based compensation in selling, general and administrative	—	(2,531)	2,531	2,531
Amortization of intangibles	4,763	(1,997)	6,760	6,760
Restructuring and related charges	293	(496)	789	789
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(1,220)
Non-GAAP from continuing operations	$65,226	$54,539	$10,687	$8,286
As a % of revenue (GAAP)	49.6%	50.4%	(0.8)%	(1.8)%
As a % of revenue (Non-GAAP)	54.3%	45.4%	8.9%	6.9%
Diluted income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.02)
Diluted net income per share from continuing operations-Non-GAAP				$0.08
Shares used to compute diluted income (loss) per share from continuing operations:
GAAP				100,372
Non-GAAP				101,937

	Year ended
	December 31, 2014
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income (Loss)
GAAP from continuing operations	$212,348	$233,919	$(21,571)	$(46,248)
Stock-based compensation in cost of revenue	2,359	—	2,359	2,359
Stock-based compensation in research and development	—	(4,844)	4,844	4,844
Stock-based compensation in selling, general and administrative	—	(10,084)	10,084	10,084
Amortization of intangibles	13,745	(6,775)	20,520	20,520
Restructuring and asset impairment charges	314	(2,762)	3,076	3,076
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	20,445
Non-GAAP from continuing operations	$228,766	$209,454	$19,312	$15,080
As a % of revenue (GAAP)	49.0%	54.0%	(5.0)%	(10.7)%
As a % of revenue (Non-GAAP)	52.8%	48.3%	4.5%	3.5%
Diluted income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.50)
Diluted net income per share from continuing operations-Non-GAAP				$0.16
Shares used to compute diluted income (loss) per share from continuing operations:
GAAP				92,508
Non-GAAP				93,802

	Year ended
	December 31, 2013
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income
GAAP from continuing operations	$220,445	$243,469	$(23,024)	$21,589
Stock-based compensation in cost of revenue	2,412	—	2,412	2,412
Stock-based compensation in research and development	—	(4,431)	4,431	4,431
Stock-based compensation in selling, general and administrative	—	(9,159)	9,159	9,159
Proxy contest consultant expenses in selling, general and administrative	—	(750)	750	750
Amortization of intangibles	19,233	(8,096)	27,329	27,329
Restructuring and related charges	823	(1,421)	2,244	2,244
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(49,607)
Non-GAAP from continuing operations	$242,913	$219,612	$23,301	$18,307
As a % of revenue (GAAP)	47.7%	52.7%	(5.0)%	4.7%
As a % of revenue (Non-GAAP)	52.6%	47.5%	5.0%	4.0%

Diluted income per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$0.20
Diluted net income per share from continuing operations-Non-GAAP				$0.17
Shares used to compute diluted income per share from continuing operations:
GAAP				107,808
Non-GAAP				107,808